UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Prudential Jennison Blend Fund, Inc

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2023

Date of reporting period:	8/31/2023

Item 1 – Reports to Stockholders

PGIM JENNISON BLEND FUND

ANNUAL REPORT

AUGUST 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Blend Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Blend Fund

October 16, 2023

PGIM Jennison Blend Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/23
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	7.95	6.43	9.13	—

(without sales charges)	14.23	7.64	9.75	—

Class C

(with sales charges)	12.04	6.55	8.81	—

(without sales charges)	13.04	6.55	8.81	—

Class Z

(without sales charges)	14.59	7.95	10.07	—

Class R6

(without sales charges)	14.59	7.95	N/A	9.71 (10/26/2017)

Russell 3000® Index

	14.76	10.25	12.23	—

S&P 500 Index

	15.94	11.12	12.81	—

Average Annual Total Returns as of 8/31/23 Since Inception (%)
Class R6 (10/26/2017)

Russell 3000® Index	11.34

S&P 500 Index	12.04

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 3000 Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2013) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Blend Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None

Benchmark Definitions

Russell 3000 Index—The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com.S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 8/31/23

Ten Largest Holdings	Line of Business	% of Net Assets

Microsoft Corp.	Software	3.4%

Apple, Inc.	Technology Hardware, Storage & Peripherals	3.2%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.9%

Amazon.com, Inc.	Broadline Retail	2.7%

Eli Lilly & Co.	Pharmaceuticals	2.5%

Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	2.0%

ConocoPhillips	Oil, Gas & Consumable Fuels	1.9%

Tesla, Inc.	Automobiles	1.6%

AstraZeneca plc (United Kingdom), ADR	Pharmaceuticals	1.6%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.4%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Blend Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Blend Fund’s Class Z shares returned 14.59% in the 12-month reporting period ended August 31, 2023, underperforming the 14.76% return of the Russell 3000 Index (the Index).

What were the market conditions?

●

In June 2022, prior to the start of the reporting period, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

●

The investment backdrop for stocks during the period can be divided into two sections. In the last four months of 2022, investors remained uncertain about inflationary pressures and Fed policy, heightened geopolitical tension, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, stocks generally continued to underperform as they had earlier in 2022.

●

In the first eight months of 2023, however, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and stabilize profit margins, enabling them to exceed Wall Street expectations. Value stocks generally advanced but significantly underperformed growth stocks, which rose sharply, largely due to the rebound of technology stocks.

●

Interest in artificial intelligence (AI)—catalyzed by the launch of ChatGPT in late November 2022—continued to grow through the first half of 2023. Investors expressed the greatest enthusiasm for mega-cap technology companies, such as Alphabet Inc., Meta Platforms Inc., and Microsoft Corp., supplying the foundational components to design, build, and run AI and machine-learning capabilities. While AI offers the potential for transformative technological change, investors remained divided about who has the most to gain—and lose—from the application of these new technologies across companies and industries.

●

Within the Index, the information technology, communication services, and industrials sectors saw the largest gains during the period. The energy, materials, consumer discretionary, health care, financials, and consumer staples sectors also advanced, but lagged the Index. The utilities and real estate sectors lost ground.

What worked?

●	Stock selection within the consumer staples sector was the largest contributor to relative results during the reporting period.

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●	Stock selection within the health care, materials, information technology, and communication services sectors also added value.

●	Underweights in utilities and real estate relative to the Index were beneficial to returns as well.

●	In aggregate, security selection benefited relative performance.

●	Key positive portfolio contributors included Nvidia Corp., Eli Lilly and Co., Microsoft, e.l.f. beauty Inc., and Meta Platforms.

●

Nvidia reported substantially better-than-expected results in late May 2023 and guided to increased sales growth in the current quarter far ahead of expectations. The company’s graphical processing units are best suited for the training of models used in generative AI, as well as the inferencing abilities that the models, once trained, can deliver.

●

Shares of Eli Lilly rose on the strong performance of diabetes/obesity treatments Mounjaro and Trulicity, which remain tremendous opportunities for the company. To date, the Mounjaro launch is the strongest for any diabetes drug ever. While Alzheimer’s disease has been a tough market for drug developers, Lilly has received breakthrough designation from the US Food and Drug Administration for donanemab and is one of four companies with Phase 3 clinical data expected over the next 12 months. Lilly has also established franchises in dermatology, immunology, and oncology that are starting to add meaningfully to growth. Given the company’s proven history of strong commercial execution and one of the highest research and development success rates in the industry, Jennison sees opportunity for continued success.

●

Enterprise software and cloud computing services provider Microsoft continued to gain share across multiple product lines, while having the advantage of being very well positioned for the AI wave as concept transitions into recognized revenue.

●

e.l.f. beauty manufactures and markets mass cosmetics, skin care, and beauty tools. The company’s first-to-mass innovation focus has driven a pickup in new product contribution to topline growth, attracting new consumers to the brand. Market share gains have been driven by enhanced and efficient marketing spending, productivity improvements, and investments in innovation, resulting in exceptional financial result for fiscal year 2023. Share gains should result in added shelf space at primary customers and a rebound in the broader cosmetics category.

●

Social media company Meta Platforms’ results improved in the second half of the period, as advertising revenues proved better than expected, and the company’s cost rationalization (mainly headcount) and focus on better profitability metrics and free cash flows appeared to bear fruit. The business model continues to post solid profit margins and free cash flow metrics.

PGIM Jennison Blend Fund 9

Strategy and Performance Overview* (continued)

What didn’t work?

●	Stock selection in financials was the largest detractor from relative returns during the reporting period.

●	Stock selection in real estate and utilities also detracted from results.

●	Sector weightings overall were a drag on relative performance, mostly due to underweights in information technology and communication services relative to the Index.

●	Key negative contributors to relative performance included Tesla Inc., Atlassian Corp., Dominion Energy Inc., Danaher Corp., and Grid Dynamics Holdings Inc.

●

Shares in electric vehicle (EV) maker Tesla fell significantly in the second half of 2022, primarily over concerns regarding potential brand destruction related to the activities of CEO Elon Musk. Shares recovered strongly in 2023 but remained down for the full period. Additionally, in late 2022, economic sensitivity began to weigh on automobile sales, including EVs, which prompted Tesla to make several intra-quarter pricing adjustments. In 2023, sales hit record levels, and the attractive stock valuation attracted investors. Tesla also achieved a significant breakthrough in its efforts to unify the EV industry around a common charging network infrastructure, with the announcement that Ford Motor Co., General Motors Co., and Rivian Automotive Inc. would adopt plug-in compatibility with Tesla’s North American charging network. The stock remains a meaningful position in the Fund.

●

Atlassian, a leading provider of collaboration software that helps software teams organize, discuss, and complete projects, was eliminated from the Fund during the reporting period due to a disappointing slowdown in the company’s Cloud revenue. The company reported a greater-than-anticipated year-over-year deceleration of growth in May 2023.

●

Shares in Dominion Energy, a Virginia-based multi-utility engaged in the provision of electricity and natural gas to homes, businesses, and wholesale customers, struggled throughout the reporting period. Jennison exited the position to allocate the capital to more attractive opportunities, given ongoing negative sentiment regarding Dominion’s offshore wind assets.

●

Danaher designs, manufactures, and markets professional, medical, industrial, and commercial products and services worldwide. Jennison sold the Fund’s position during the reporting period due to slower earnings growth estimates related to a deterioration in the company’s biotechnology segment. While Jennison still believes the company can achieve high-single-digit growth over the long term, management’s lowered guidance in a deteriorating environment indicated that a turnaround may take longer than expected.

●

Shares in Grid Dynamics, an engineering IT services company known for transformative, mission-critical cloud solutions for the retail, finance, and technology sectors, fell sharply in late 2022 along with other high-valuation names

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in the information technology sector.For Grid, other issues—such as slowing organic revenue growth and the extension of the timeline for when the company will become free cash flow positive—further weighed on the stock. The stock has not yet recovered in 2023, despite gradually improving fundamentals ( albeit off of a much lower base from 2022). Jennison maintains a very small position, believing the 2022 sell-off was overdone.

Current outlook

●

The US economy stands in better shape than the consensus anticipated when 2023 began. Robust employment has sustained consumer spending at a solid pace. Consumer confidence currently reflects optimism in the near term despite announced work force reductions, interest rates at the highest levels in over a decade, and reduced credit availability in the financial system. It therefore seems likely that the slope of the economy’s slowing trajectory will remain shallower than previously feared while employment remains healthy.

●	Inflationary pressures, while still evident, will likely continue to moderate.

●

Trends in technology spending, which weakened earlier last year, have begun to stabilize. A combination of easing year-over-year comparisons and the priority of digital transformation, with an emerging impetus from AI, increasingly suggest a rebound in spending and a return to longer-term investment trends moving toward year end. The strong rebound in the prices of select technology shares year-to-date reflects both the depressed nature of valuations when 2023 began and the first signs of upgrades to near-and medium-term revenue and profit expectations from company managements—a trend Jennison believes will gather pace in the coming quarters.

●

Jennison expects to see generative AI use cases and applications spread from technology providers and developers to a wide variety of industries and companies that use these tools to increase competitive positioning through improved time to market, streamlined customer service, and accelerated efforts to harness data in increasingly sophisticated ways.

●

Jennison continues to invest in a broadly diversified portfolio of companies that are best positioned to outpace the market averages in growing revenue, free cash flows, and earnings over the long term.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Jennison Blend Fund 11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 =8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Blend Fund		Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,120.00	0.96%	$ 5.13

	Hypothetical	$1,000.00	$1,020.37	0.96%	$ 4.89

Class C	Actual	$1,000.00	$1,114.50	1.91%	$10.18

	Hypothetical	$1,000.00	$1,015.58	1.91%	$ 9.70

Class Z	Actual	$1,000.00	$1,121.90	0.65%	$ 3.48

	Hypothetical	$1,000.00	$1,021.93	0.65%	$ 3.31

Class R6	Actual	$1,000.00	$1,121.90	0.63%	$ 3.37

	Hypothetical	$1,000.00	$1,022.03	0.63%	$ 3.21

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Blend Fund 13

Schedule of Investments

as of August 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 97.3%

COMMON STOCKS 97.1%

Aerospace & Defense 1.5%

Airbus SE (France)	34,681	$5,074,075

Hexcel Corp.	42,050	3,082,265

Parsons Corp.*	12,944	738,067

RTX Corp.	56,296	4,843,708

		13,738,115

Automobile Components 0.8%

Adient PLC*	14,662	574,310

American Axle & Manufacturing Holdings, Inc.*	112,287	847,767

Aptiv PLC*	32,746	3,322,082

Mobileye Global, Inc. (Israel) (Class A Stock)*	70,715	2,511,090

Modine Manufacturing Co.*	14,676	698,431

		7,953,680

Automobiles 2.0%

General Motors Co.	121,291	4,064,461

Tesla, Inc.*	59,398	15,329,436

		19,393,897

Banks 5.7%

Atlantic Union Bankshares Corp.	54,116	1,606,704

Bank of America Corp.	266,971	7,654,059

BankUnited, Inc.	77,162	2,025,502

Brookline Bancorp, Inc.	242,889	2,324,448

Eastern Bankshares, Inc.	113,724	1,530,725

Enterprise Financial Services Corp.	52,201	2,020,701

First Bancorp	70,684	2,095,074

First Interstate BancSystem, Inc. (Class A Stock)	47,311	1,225,828

Hilltop Holdings, Inc.	71,339	2,167,992

JPMorgan Chase & Co.	78,139	11,434,080

Pinnacle Financial Partners, Inc.	50,079	3,333,258

PNC Financial Services Group, Inc. (The)	42,875	5,176,299

Truist Financial Corp.	179,982	5,498,450

Western Alliance Bancorp	17,834	891,878

Wintrust Financial Corp.	35,236	2,734,666

WSFS Financial Corp.	51,800	2,035,740

		53,755,404

See Notes to Financial Statements.

PGIM Jennison Blend Fund 15

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Beverages 0.5%

PepsiCo, Inc.	27,934	$4,970,017

Biotechnology 2.4%

AbbVie, Inc.	42,449	6,238,305

Alkermes PLC*	29,717	867,439

Arcutis Biotherapeutics, Inc.*(a)	126,100	1,076,894

Avid Bioservices, Inc.*	127,089	1,499,650

Bridgebio Pharma, Inc.*	19,436	581,331

Celldex Therapeutics, Inc.*	25,750	718,425

Editas Medicine, Inc.*(a)	88,773	790,967

Intellia Therapeutics, Inc.*	17,421	652,939

REGENXBIO, Inc.*	36,262	641,837

Rocket Pharmaceuticals, Inc.*	32,947	515,621

Syndax Pharmaceuticals, Inc.*(a)	95,433	1,766,465

Twist Bioscience Corp.*(a)	36,244	797,006

Vaxcyte, Inc.*	34,143	1,772,705

Veracyte, Inc.*	23,228	613,219

Vertex Pharmaceuticals, Inc.*	10,821	3,769,387

		22,302,190

Broadline Retail 3.8%

Amazon.com, Inc.*	182,258	25,153,427

MercadoLibre, Inc. (Brazil)*	8,223	11,284,916

		36,438,343

Building Products 1.0%

Hayward Holdings, Inc.*(a)	152,709	2,260,093

Johnson Controls International PLC	82,764	4,888,042

UFP Industries, Inc.	15,425	1,609,599

Zurn Elkay Water Solutions Corp.	37,087	1,098,517

		9,856,251

Capital Markets 2.1%

AssetMark Financial Holdings, Inc.*	26,342	761,020

Blackstone, Inc.	37,765	4,017,063

Bridge Investment Group Holdings, Inc. (Class A Stock)	126,511	1,275,231

Brightsphere Investment Group, Inc.	87,207	1,806,057

Goldman Sachs Group, Inc. (The)	27,500	9,012,025

Hamilton Lane, Inc. (Class A Stock)	12,185	1,130,646

Houlihan Lokey, Inc.	19,769	2,082,467

		20,084,509

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals 1.3%

Avient Corp.	34,011	$1,364,181

Ingevity Corp.*	16,353	881,263

Linde PLC	25,845	10,003,049

		12,248,493

Commercial Services & Supplies 0.5%

ACV Auctions, Inc. (Class A Stock)*	147,114	2,472,986

Casella Waste Systems, Inc. (Class A Stock)*	23,386	1,842,115

CoreCivic, Inc.*	77,440	833,255

		5,148,356

Communications Equipment 0.7%

Cisco Systems, Inc.	98,919	5,673,004

Harmonic, Inc.*	54,391	580,896

NetScout Systems, Inc.*	24,071	689,153

		6,943,053

Construction & Engineering 0.6%

API Group Corp.*	37,249	1,048,560

Construction Partners, Inc. (Class A Stock)*	59,603	2,071,204

Great Lakes Dredge & Dock Corp.*	264,722	2,337,495

		5,457,259

Construction Materials 0.3%

Summit Materials, Inc. (Class A Stock)*	66,482	2,487,092

Consumer Staples Distribution & Retail 1.9%

Chefs’ Warehouse, Inc. (The)*	49,373	1,409,105

Costco Wholesale Corp.	11,674	6,412,295

Performance Food Group Co.*	24,195	1,503,235

Walmart, Inc.	53,257	8,660,121

		17,984,756

Containers & Packaging 0.1%

O-I Glass, Inc.*	42,850	851,001

Diversified Consumer Services 0.3%

Adtalem Global Education, Inc.*	16,083	705,240

See Notes to Financial Statements.

PGIM Jennison Blend Fund 17

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Consumer Services (cont’d.)

Frontdoor, Inc.*	30,893	$1,013,908

OneSpaWorld Holdings Ltd. (Bahamas)*	63,529	726,772

		2,445,920

Diversified REITs 0.3%

American Assets Trust, Inc.	64,330	1,377,305

Essential Properties Realty Trust, Inc.	70,054	1,682,697

		3,060,002

Diversified Telecommunication Services 0.3%

Cogent Communications Holdings, Inc.	39,231	2,768,924

Electric Utilities 0.5%

PG&E Corp.*	275,947	4,497,936

Electrical Equipment 0.2%

Atkore, Inc.*	6,778	1,043,609

Encore Wire Corp.	4,179	688,741

		1,732,350

Electronic Equipment, Instruments & Components 0.7%

Belden, Inc.	12,072	1,133,561

Littelfuse, Inc.	9,524	2,543,670

Sanmina Corp.*	26,126	1,455,218

Vishay Intertechnology, Inc.	45,765	1,255,792

		6,388,241

Energy Equipment & Services 1.9%

Cactus, Inc. (Class A Stock)	78,671	4,196,311

ChampionX Corp.	20,291	732,302

Patterson-UTI Energy, Inc.	78,192	1,105,635

RPC, Inc.	134,594	1,075,406

Schlumberger NV	114,152	6,730,402

Valaris Ltd.*	11,381	857,217

Weatherford International PLC*	33,790	2,991,091

		17,688,364

Entertainment 0.7%

Netflix, Inc.*	15,244	6,611,018

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Financial Services 2.6%

EVERTEC, Inc. (Puerto Rico)	29,175	$1,154,455

Mastercard, Inc. (Class A Stock)	20,200	8,335,328

NMI Holdings, Inc. (Class A Stock)*	50,501	1,445,339

Radian Group, Inc.	24,019	650,435

Shift4 Payments, Inc. (Class A Stock)*(a)	46,974	2,667,653

Visa, Inc. (Class A Stock)(a)	40,614	9,978,047

		24,231,257

Food Products 1.3%

Adecoagro SA (Brazil)	185,751	2,132,421

Freshpet, Inc.*(a)	17,784	1,342,870

Hostess Brands, Inc.*	49,233	1,402,156

Mondelez International, Inc. (Class A Stock)	72,941	5,197,776

Utz Brands, Inc.	118,625	1,831,570

		11,906,793

Gas Utilities 0.1%

New Jersey Resources Corp.	15,228	642,165

Ground Transportation 1.3%

Marten Transport Ltd.	32,361	679,581

Uber Technologies, Inc.*	144,656	6,832,103

Union Pacific Corp.	20,502	4,522,126

		12,033,810

Health Care Equipment & Supplies 1.8%

CONMED Corp.	17,654	1,967,715

Haemonetics Corp.*	8,307	745,387

Inari Medical, Inc.*(a)	31,470	2,096,531

Inspire Medical Systems, Inc.*	7,988	1,812,318

Integra LifeSciences Holdings Corp.*	12,878	547,830

Intuitive Surgical, Inc.*	17,806	5,567,580

Merit Medical Systems, Inc.*	21,414	1,397,906

Outset Medical, Inc.*	76,099	1,035,707

Silk Road Medical, Inc.*	52,991	1,023,786

Tandem Diabetes Care, Inc.*	38,072	1,041,650

		17,236,410

Health Care Providers & Services 1.8%

Acadia Healthcare Co., Inc.*	26,117	2,013,621

Cigna Group (The)	11,520	3,182,515

See Notes to Financial Statements.

PGIM Jennison Blend Fund 19

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)

Guardant Health, Inc.*	44,904	$1,754,848

LifeStance Health Group, Inc.*(a)	174,546	1,433,023

NeoGenomics, Inc.*	43,469	653,339

Option Care Health, Inc.*	24,710	860,649

Progyny, Inc.*	70,408	2,629,035

Select Medical Holdings Corp.	30,196	882,025

UnitedHealth Group, Inc.	6,953	3,313,661

		16,722,716

Health Care Technology 0.2%

Phreesia, Inc.*	75,989	2,163,407

Hotel & Resort REITs 0.3%

Apple Hospitality REIT, Inc.	87,743	1,317,900

Summit Hotel Properties, Inc.	237,876	1,382,059

		2,699,959

Hotels, Restaurants & Leisure 2.6%

Airbnb, Inc. (Class A Stock)*	29,633	3,898,221

Bloomin’ Brands, Inc.(a)	123,384	3,462,155

Cava Group, Inc.*(a)	23,254	1,032,710

Chipotle Mexican Grill, Inc.*	648	1,248,463

Denny’s Corp.*	97,648	930,585

Golden Entertainment, Inc.	22,477	818,388

Marriott International, Inc. (Class A Stock)	16,442	3,346,111

McDonald’s Corp.	24,770	6,964,086

Wingstop, Inc.	16,657	2,675,780

		24,376,499

Household Durables 0.7%

Century Communities, Inc.	43,697	3,244,502

Ethan Allen Interiors, Inc.	32,375	1,015,927

Green Brick Partners, Inc.*	17,009	841,265

Tri Pointe Homes, Inc.*	61,606	1,915,947

		7,017,641

Household Products 0.8%

Procter & Gamble Co. (The)	46,930	7,243,176

Independent Power & Renewable Electricity Producers 0.2%

NextEra Energy Partners LP	47,232	2,355,932

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Industrial Conglomerates 0.4%

General Electric Co.	36,597	$4,188,893

Industrial REITs 0.2%

Plymouth Industrial REIT, Inc.	70,877	1,623,792

Insurance 2.8%

Axis Capital Holdings Ltd.	55,766	3,059,323

Chubb Ltd.	41,135	8,262,787

CNO Financial Group, Inc.	75,866	1,775,264

Marsh & McLennan Cos., Inc.	34,573	6,741,389

MetLife, Inc.	88,925	5,632,510

Oscar Health, Inc. (Class A Stock)*	80,355	503,826

Skyward Specialty Insurance Group, Inc.*	25,722	625,559

		26,600,658

Interactive Media & Services 4.5%

Alphabet, Inc. (Class A Stock)*	98,744	13,445,971

Alphabet, Inc. (Class C Stock)*	68,172	9,363,424

Meta Platforms, Inc. (Class A Stock)*	64,660	19,132,247

Yelp, Inc.*	25,227	1,080,977

		43,022,619

IT Services 1.0%

Fastly, Inc. (Class A Stock)*	23,539	559,993

Grid Dynamics Holdings, Inc.*	192,803	2,242,299

MongoDB, Inc.*	7,646	2,915,420

Snowflake, Inc. (Class A Stock)*	24,124	3,783,849

		9,501,561

Leisure Products 0.2%

Brunswick Corp.	27,902	2,207,606

Life Sciences Tools & Services 0.3%

Adaptive Biotechnologies Corp.*	128,453	869,627

BioLife Solutions, Inc.*	63,969	845,030

Olink Holding AB (Sweden), ADR*	58,403	965,402

Pacific Biosciences of California, Inc.*	46,328	522,580

		3,202,639

Machinery 2.6%

Deere & Co.	5,812	2,388,383

See Notes to Financial Statements.

PGIM Jennison Blend Fund 21

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)

Energy Recovery, Inc.*	57,896	$1,573,613

Enerpac Tool Group Corp.	118,027	3,092,308

EnPro Industries, Inc.	6,806	928,270

Mueller Industries, Inc.	15,364	1,185,486

Otis Worldwide Corp.	58,440	4,999,542

Parker-Hannifin Corp.	12,891	5,374,258

Terex Corp.	22,471	1,361,967

Trinity Industries, Inc.	151,678	3,802,568

		24,706,395

Marine Transportation 0.4%

Kirby Corp.*	50,122	4,151,605

Media 0.3%

Gray Television, Inc.	84,707	682,738

Trade Desk, Inc. (The) (Class A Stock)*	23,187	1,855,656

		2,538,394

Metals & Mining 0.9%

B2Gold Corp. (Canada)	385,727	1,191,896

Commercial Metals Co.	27,378	1,541,108

Constellium SE*	201,083	3,619,494

ERO Copper Corp. (Brazil)*	48,361	1,000,105

Hecla Mining Co.	160,989	706,742

SunCoke Energy, Inc.	88,683	824,752

		8,884,097

Mortgage Real Estate Investment Trusts (REITs) 0.5%

Ladder Capital Corp.	328,017	3,595,066

Ready Capital Corp.	69,331	757,095

		4,352,161

Multi-Utilities 1.0%

NiSource, Inc.	338,183	9,049,777

NorthWestern Corp.	10,589	533,686

		9,583,463

Office REITs 0.3%

Cousins Properties, Inc.	52,766	1,240,001

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Office REITs (cont’d.)

Hudson Pacific Properties, Inc.	118,094	$804,220

Piedmont Office Realty Trust, Inc. (Class A Stock)	98,146	674,263

		2,718,484

Oil, Gas & Consumable Fuels 3.7%

Chord Energy Corp.	26,119	4,218,219

ConocoPhillips	151,091	17,984,362

Dorian LPG Ltd.	30,109	776,812

Hess Corp.	43,539	6,726,775

Kosmos Energy Ltd. (Ghana)*	108,348	788,773

Murphy Oil Corp.	45,865	2,082,271

Permian Resources Corp.	158,409	2,246,240

		34,823,452

Passenger Airlines 0.2%

Sun Country Airlines Holdings, Inc.*	98,784	1,470,894

Personal Care Products 1.1%

BellRing Brands, Inc.*	16,793	696,909

elf Beauty, Inc.*	45,639	6,330,586

L’Oreal SA (France)	7,109	3,122,502

		10,149,997

Pharmaceuticals 6.2%

AstraZeneca PLC (United Kingdom), ADR	220,330	14,942,780

Bristol-Myers Squibb Co.	135,001	8,322,812

Eli Lilly & Co.	42,784	23,710,893

Innoviva, Inc.*	77,203	984,338

Novo Nordisk A/S (Denmark), ADR	36,072	6,695,685

Pacira BioSciences, Inc.*	21,740	767,422

Pliant Therapeutics, Inc.*	31,239	527,314

Prestige Consumer Healthcare, Inc.*	17,008	992,077

Revance Therapeutics, Inc.*	89,218	1,572,913

Verona Pharma PLC (United Kingdom), ADR*	35,220	684,325

		59,200,559

Professional Services 1.0%

ASGN, Inc.*	15,997	1,314,314

CBIZ, Inc.*	17,277	969,412

ExlService Holdings, Inc.*	23,261	679,919

HireRight Holdings Corp.*	88,043	921,810

See Notes to Financial Statements.

PGIM Jennison Blend Fund 23

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services (cont’d.)

Huron Consulting Group, Inc.*	38,484	$3,846,476

Paycor HCM, Inc.*(a)	78,815	1,849,788

		9,581,719

Real Estate Management & Development 0.1%

DigitalBridge Group, Inc.	43,514	758,014

Redfin Corp.*(a)	48,567	462,358

		1,220,372

Residential REITs 0.3%

Independence Realty Trust, Inc.	132,439	2,228,948

UMH Properties, Inc.	63,840	954,408

		3,183,356

Retail REITs 0.2%

Retail Opportunity Investments Corp.	106,405	1,432,211

Semiconductors & Semiconductor Equipment 7.9%

Advanced Micro Devices, Inc.*	116,679	12,335,304

Amkor Technology, Inc.	36,108	1,009,580

Broadcom, Inc.	13,594	12,545,767

Lam Research Corp.	5,114	3,592,074

MACOM Technology Solutions Holdings, Inc.*(a)	43,442	3,673,455

MaxLinear, Inc.*	36,370	854,695

Micron Technology, Inc.	21,918	1,532,945

NVIDIA Corp.	56,196	27,735,536

NXP Semiconductors NV (China)	20,898	4,299,136

QUALCOMM, Inc.	18,692	2,140,795

Rambus, Inc.*	17,165	969,307

SiTime Corp.*	6,984	926,707

Tower Semiconductor Ltd. (Israel)*	62,277	1,849,627

Universal Display Corp.	8,174	1,328,765

		74,793,693

Software 8.6%

8x8, Inc.*	163,591	531,671

Adobe, Inc.*	20,778	11,621,966

Cadence Design Systems, Inc.*	20,796	5,000,190

Clear Secure, Inc. (Class A Stock)(a)	86,048	1,870,684

Crowdstrike Holdings, Inc. (Class A Stock)*	14,500	2,363,935

Descartes Systems Group, Inc. (The) (Canada)*	27,128	2,033,515

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)

EngageSmart, Inc.*	79,875	$1,414,586

Intapp, Inc.*	54,398	1,991,511

Microsoft Corp.	99,290	32,543,290

PagerDuty, Inc.*	79,746	2,054,257

Q2 Holdings, Inc.*	67,200	2,312,352

Riskified Ltd. (Class A Stock)*	80,266	410,159

Salesforce, Inc.*	52,148	11,548,696

Sprout Social, Inc. (Class A Stock)*(a)	60,619	3,245,541

Varonis Systems, Inc.*	67,345	2,150,326

Zuora, Inc. (Class A Stock)*	60,015	546,737

		81,639,416

Specialized REITs 0.5%

American Tower Corp.	12,284	2,227,335

National Storage Affiliates Trust	54,531	1,832,242

PotlatchDeltic Corp.(a)	16,648	786,784

		4,846,361

Specialty Retail 1.3%

Academy Sports & Outdoors, Inc.	12,912	704,608

Boot Barn Holdings, Inc.*	23,543	2,160,070

Buckle, Inc. (The)	35,292	1,289,570

Citi Trends, Inc.*	26,859	580,960

Foot Locker, Inc.(a)	30,631	600,980

Home Depot, Inc. (The)	9,336	3,083,681

Lowe’s Cos., Inc.	14,223	3,278,117

Ulta Beauty, Inc.*	1,764	732,113

		12,430,099

Technology Hardware, Storage & Peripherals 3.9%

Apple, Inc.	162,774	30,580,352

Dell Technologies, Inc. (Class C Stock)	103,068	5,796,544

Super Micro Computer, Inc.*	3,267	898,686

		37,275,582

Textiles, Apparel & Luxury Goods 2.0%

Kontoor Brands, Inc.	69,709	3,191,975

Lululemon Athletica, Inc.*	14,009	5,341,071

See Notes to Financial Statements.

PGIM Jennison Blend Fund 25

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)

LVMH Moet Hennessy Louis Vuitton SE (France)	8,588	$7,262,508

NIKE, Inc. (Class B Stock)	26,846	2,730,507

		18,526,061

Trading Companies & Distributors 0.7%

Core & Main, Inc. (Class A Stock)*(a)	42,309	1,389,428

GMS, Inc.*	16,012	1,110,272

Herc Holdings, Inc.	17,718	2,305,820

Rush Enterprises, Inc. (Class A Stock)	42,819	1,773,135

		6,578,655

Water Utilities 0.2%

American States Water Co.	11,432	962,689

SJW Group	12,650	831,864

		1,794,553

TOTAL COMMON STOCKS (cost $597,533,135)		919,664,283

PREFERRED STOCK 0.2%

Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A (cost $1,258,640)	15,621	1,722,837

TOTAL LONG-TERM INVESTMENTS (cost $598,791,775)		921,387,120

SHORT-TERM INVESTMENTS 6.7%

AFFILIATED MUTUAL FUNDS

PGIM Core Government Money Market Fund(wi)	25,504,196	25,504,196

See Notes to Financial Statements.

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $38,120,238; includes $37,979,980 of cash collateral for securities on loan)(b)(wi)	38,173,604	$38,154,517

TOTAL SHORT-TERM INVESTMENTS (cost $63,624,434)		63,658,713

TOTAL INVESTMENTS 104.0% (cost $662,416,209)		985,045,833

Liabilities in excess of other assets (4.0)%		(37,661,868)

NET ASSETS 100.0%		$947,383,965

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
ADR—American Depositary Receipt
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
PRFC—Preference Shares
REITs—Real Estate Investment Trust
SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,124,794; cash collateral of $37,979,980 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Blend Fund 27

Schedule of Investments (continued)

as of August 31, 2023

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$8,664,040	$5,074,075	$—
Automobile Components	7,953,680	—	—
Automobiles	19,393,897	—	—
Banks	53,755,404	—	—
Beverages	4,970,017	—	—
Biotechnology	22,302,190	—	—
Broadline Retail	36,438,343	—	—
Building Products	9,856,251	—	—
Capital Markets	20,084,509	—	—
Chemicals	12,248,493	—	—
Commercial Services & Supplies	5,148,356	—	—
Communications Equipment	6,943,053	—	—
Construction & Engineering	5,457,259	—	—
Construction Materials	2,487,092	—	—
Consumer Staples Distribution & Retail	17,984,756	—	—
Containers & Packaging	851,001	—	—
Diversified Consumer Services	2,445,920	—	—
Diversified REITs	3,060,002	—	—
Diversified Telecommunication Services	2,768,924	—	—
Electric Utilities	4,497,936	—	—
Electrical Equipment	1,732,350	—	—
Electronic Equipment, Instruments & Components	6,388,241	—	—
Energy Equipment & Services	17,688,364	—	—
Entertainment	6,611,018	—	—
Financial Services	24,231,257	—	—
Food Products	11,906,793	—	—
Gas Utilities	642,165	—	—
Ground Transportation	12,033,810	—	—
Health Care Equipment & Supplies	17,236,410	—	—
Health Care Providers & Services	16,722,716	—	—
Health Care Technology	2,163,407	—	—
Hotel & Resort REITs	2,699,959	—	—
Hotels, Restaurants & Leisure	24,376,499	—	—
Household Durables	7,017,641	—	—
Household Products	7,243,176	—	—
Independent Power & Renewable Electricity Producers	2,355,932	—	—
Industrial Conglomerates	4,188,893	—	—
Industrial REITs	1,623,792	—	—
Insurance	26,600,658	—	—
Interactive Media & Services	43,022,619	—	—
IT Services	9,501,561	—	—
Leisure Products	2,207,606	—	—
Life Sciences Tools & Services	3,202,639	—	—
Machinery	24,706,395	—	—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Marine Transportation	$4,151,605	$—	$—
Media	2,538,394	—	—
Metals & Mining	8,884,097	—	—
Mortgage Real Estate Investment Trusts (REITs)	4,352,161	—	—
Multi-Utilities	9,583,463	—	—
Office REITs	2,718,484	—	—
Oil, Gas & Consumable Fuels	34,823,452	—	—
Passenger Airlines	1,470,894	—	—
Personal Care Products	7,027,495	3,122,502	—
Pharmaceuticals	59,200,559	—	—
Professional Services	9,581,719	—	—
Real Estate Management & Development	1,220,372	—	—
Residential REITs	3,183,356	—	—
Retail REITs	1,432,211	—	—
Semiconductors & Semiconductor Equipment	74,793,693	—	—
Software	81,639,416	—	—
Specialized REITs	4,846,361	—	—
Specialty Retail	12,430,099	—	—
Technology Hardware, Storage & Peripherals	37,275,582	—	—
Textiles, Apparel & Luxury Goods	11,263,553	7,262,508	—
Trading Companies & Distributors	6,578,655	—	—
Water Utilities	1,794,553	—	—
Preferred Stock
Automobiles	—	1,722,837	—
Short-Term Investments
Affiliated Mutual Funds	63,658,713	—	—

Total	$967,863,911	$17,181,922	$—

See Notes to Financial Statements.

PGIM Jennison Blend Fund 29

Schedule of Investments (continued)

as of August 31, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2023 were as follows:

Software	8.6%
Semiconductors & Semiconductor Equipment	7.9
Affiliated Mutual Funds (4.0% represents investments purchased with collateral from securities on loan)	6.7
Pharmaceuticals	6.2
Banks	5.7
Interactive Media & Services	4.5
Technology Hardware, Storage & Peripherals	3.9
Broadline Retail	3.8
Oil, Gas & Consumable Fuels	3.7
Insurance	2.8
Machinery	2.6
Hotels, Restaurants & Leisure	2.6
Financial Services	2.6
Biotechnology	2.4
Automobiles	2.2
Capital Markets	2.1
Textiles, Apparel & Luxury Goods	2.0
Consumer Staples Distribution & Retail	1.9
Energy Equipment & Services	1.9
Health Care Equipment & Supplies	1.8
Health Care Providers & Services	1.8
Aerospace & Defense	1.5
Specialty Retail	1.3
Chemicals	1.3
Ground Transportation	1.3
Food Products	1.3
Personal Care Products	1.1
Building Products	1.0
Multi-Utilities	1.0
Professional Services	1.0
IT Services	1.0
Metals & Mining	0.9
Automobile Components	0.8
Household Products	0.8
Household Durables	0.7
Communications Equipment	0.7

Entertainment	0.7%
Trading Companies & Distributors	0.7
Electronic Equipment, Instruments & Components	0.7
Construction & Engineering	0.6
Commercial Services & Supplies	0.5
Beverages	0.5
Specialized REITs	0.5
Electric Utilities	0.5
Mortgage Real Estate Investment Trusts (REITs)	0.5
Industrial Conglomerates	0.4
Marine Transportation	0.4
Life Sciences Tools & Services	0.3
Residential REITs	0.3
Diversified REITs	0.3
Diversified Telecommunication Services	0.3
Office REITs	0.3
Hotel & Resort REITs	0.3
Media	0.3
Construction Materials	0.3
Diversified Consumer Services	0.3
Independent Power & Renewable Electricity Producers	0.2
Leisure Products	0.2
Health Care Technology	0.2
Water Utilities	0.2
Electrical Equipment	0.2
Industrial REITs	0.2
Passenger Airlines	0.2
Retail REITs	0.2
Real Estate Management & Development	0.1
Containers & Packaging	0.1
Gas Utilities	0.1

104.0
Liabilities in excess of other assets	(4.0)

100.0%

See Notes to Financial Statements.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$37,124,794	$(37,124,794)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Blend Fund 31

Statement of Assets and Liabilities

as of August 31, 2023

Assets
Investments at value, including securities on loan of $37,124,794:
Unaffiliated investments (cost $598,791,775)	$921,387,120
Affiliated investments (cost $63,624,434)	63,658,713
Cash	26
Receivable for investments sold	16,890,758
Dividends receivable	1,097,561
Receivable for Fund shares sold	470,320
Tax reclaim receivable	66,709
Prepaid expenses	52

Total Assets	1,003,571,259

Liabilities
Payable to broker for collateral for securities on loan	37,979,980
Payable for investments purchased	16,219,153
Payable for Fund shares purchased	875,667
Management fee payable	392,446
Accrued expenses and other liabilities	376,848
Distribution fee payable	232,875
Affiliated transfer agent fee payable	107,112
Directors’ fees payable	3,213

Total Liabilities	56,187,294

Net Assets	$947,383,965

Net assets were comprised of:
Common stock, at par	$443,751
Paid-in capital in excess of par	600,654,496
Total distributable earnings (loss)	346,285,718

Net assets, August 31, 2023	$947,383,965

See Notes to Financial Statements.

Class A

Net asset value and redemption price per share,
($903,097,851 ÷ 42,248,499 shares of common stock issued and outstanding)	$21.38
Maximum sales charge (5.50% of offering price)	1.24

Maximum offering price to public	$22.62

Class C

Net asset value, offering price and redemption price per share,
($5,654,727 ÷ 332,052 shares of common stock issued and outstanding)	$17.03

Class Z

Net asset value, offering price and redemption price per share,
($38,279,264 ÷ 1,778,200 shares of common stock issued and outstanding)	$21.53

Class R6

Net asset value, offering price and redemption price per share,
($352,123 ÷ 16,355 shares of common stock issued and outstanding)	$21.53

See Notes to Financial Statements.

PGIM Jennison Blend Fund 33

Statement of Operations

Year Ended August 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $94,335 foreign withholding tax)	$12,556,290
Affiliated dividend income	453,850
Income from securities lending, net (including affiliated income of $183,352)	194,380

Total income	13,204,520

Expenses
Management fee	4,379,543
Distribution fee(a)	2,617,550
Transfer agent’s fees and expenses (including affiliated expense of $787,641)(a)	1,302,682
Custodian and accounting fees	83,903
Shareholders’ reports	64,028
Registration fees(a)	48,306
Professional fees	41,891
Audit fee	23,800
Directors’ fees	22,783
Miscellaneous	34,511

Total expenses	8,618,997
Less: Fee waiver and/or expense reimbursement(a)	(7,435)

Net expenses	8,611,562

Net investment income (loss)	4,592,958

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $31,870)	22,665,127
Foreign currency transactions	(5,581)

22,659,546

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(9,492))	92,763,258

Foreign currencies	3,066

92,766,324

Net gain (loss) on investment and foreign currency transactions	115,425,870

Net Increase (Decrease) In Net Assets Resulting From Operations	$120,018,828

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	2,563,916	53,634	—	—
Transfer agent’s fees and expenses	1,249,869	13,265	39,281	267
Registration fees	18,441	11,415	10,540	7,910
Fee waiver and/or expense reimbursement	—	—	—	(7,435)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended August 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,592,958	$2,822,134
Net realized gain (loss) on investment and foreign currency transactions	22,659,546	28,129,400
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	92,766,324	(278,382,313)

Net increase (decrease) in net assets resulting from operations	120,018,828	(247,430,779)

Dividends and Distributions
Distributions from distributable earnings
Class A	(15,493,592)	(192,656,134)
Class C	(106,867)	(1,332,737)
Class Z	(756,643)	(7,847,962)
Class R6	(13,340)	(197,591)

	(16,370,442)	(202,034,424)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	11,187,741	20,666,445
Net asset value of shares issued in reinvestment of dividends and distributions	16,115,720	198,619,251
Cost of shares purchased	(98,148,393)	(115,053,743)

Net increase (decrease) in net assets from Fund share transactions	(70,844,932)	104,231,953

Total increase (decrease)	32,803,454	(345,233,250)

Net Assets:

Beginning of year	914,580,511	1,259,813,761

End of year	$947,383,965	$914,580,511

See Notes to Financial Statements.

PGIM Jennison Blend Fund 35

Financial Highlights

Class A Shares
	Year Ended August 31,
	2023	2022	2021		2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.07	$28.66	$22.84		$19.81	$23.31
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.06	(-	)(b)(c)	0.07	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.56	(4.98)	7.70		4.36	(1.39)
Total from investment operations	2.66	(4.92)	7.70		4.43	(1.30)
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	—	(0.08)		(0.10)	(0.09)
Distributions from net realized gains	(0.29)	(4.67)	(1.80)		(1.30)	(2.11)
Total dividends and distributions	(0.35)	(4.67)	(1.88)		(1.40)	(2.20)
Net asset value, end of year	$21.38	$19.07	$28.66		$22.84	$19.81
Total Return(d):	14.23%	(20.65)%	35.59%		23.38%	(4.69)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$903	$872	$1,205		$966	$869
Average net assets (in millions)	$855	$1,049	$1,082		$860	$889
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.97%	0.94%	0.92%		0.96%	0.96%
Expenses before waivers and/or expense reimbursement	0.97%	0.94%	0.92%		0.96%	0.96%
Net investment income (loss)	0.51%	0.25%	(-	)%(c)	0.37%	0.43%
Portfolio turnover rate(f)	46%	42%	70%		66%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class C Shares
	Year Ended August 31,
	2023		2022		2021		2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.36		$24.19		$19.67		$17.32	$20.77
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(b)	(0.15	)(b)	(0.22	)(b)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.04		(4.01)		6.54		3.76	(1.26)
Total from investment operations	1.96		(4.16)		6.32		3.65	(1.34)
Less Dividends and Distributions:
Distributions from net realized gains	(0.29)		(4.67)		(1.80)		(1.30)	(2.11)
Net asset value, end of year	$17.03		$15.36		$24.19		$19.67	$17.32
Total Return(c):	13.04%		(21.43)%		34.16%		22.08%	(5.60)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6		$6		$6		$6	$6
Average net assets (in millions)	$5		$6		$6		$6	$14
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.98%		1.97%		1.95%		2.01%	1.81%
Expenses before waivers and/or expense reimbursement	1.98%		1.97%		1.95%		2.01%	1.81%
Net investment income (loss)	(0.50)%		(0.78)%		(1.03)%		(0.67)%	(0.46)%
Portfolio turnover rate(e)	46%		42%		70%		66%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Blend Fund 37

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.21	$28.77	$22.91	$19.87	$23.38
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.13	0.07	0.13	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.58	(5.01)	7.72	4.37	(1.39)
Total from investment operations	2.74	(4.88)	7.79	4.50	(1.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.01)	(0.13)	(0.16)	(0.15)
Distributions from net realized gains	(0.29)	(4.67)	(1.80)	(1.30)	(2.11)
Total dividends and distributions	(0.42)	(4.68)	(1.93)	(1.46)	(2.26)
Net asset value, end of year	$21.53	$19.21	$28.77	$22.91	$19.87
Total Return(b):	14.59%	(20.41)%	35.96%	23.68%	(4.42)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38	$36	$48	$35	$30
Average net assets (in millions)	$35	$43	$41	$31	$31
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.66%	0.64%	0.63%	0.68%	0.69%
Expenses before waivers and/or expense reimbursement	0.66%	0.64%	0.63%	0.68%	0.69%
Net investment income (loss)	0.81%	0.55%	0.28%	0.65%	0.70%
Portfolio turnover rate(d)	46%	42%	70%	66%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.21	$28.77	$22.91	$19.87	$23.38
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.13	0.05	0.13	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.57	(5.01)	7.74	4.37	(1.39)
Total from investment operations	2.74	(4.88)	7.79	4.50	(1.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.01)	(0.13)	(0.16)	(0.15)
Distributions from net realized gains	(0.29)	(4.67)	(1.80)	(1.30)	(2.11)
Total dividends and distributions	(0.42)	(4.68)	(1.93)	(1.46)	(2.26)
Net asset value, end of year	$21.53	$19.21	$28.77	$22.91	$19.87
Total Return(b):	14.59%	(20.41)%	35.96%	23.69%	(4.42)%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$352	$1,215	$1,202	$14	$11
Average net assets (in thousands)	$520	$1,212	$324	$12	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.66%	0.64%	0.63%	0.68%	0.68%
Expenses before waivers and/or expense reimbursement	2.09%	1.49%	5.61%	130.02%	165.48%
Net investment income (loss)	0.87%	0.56%	0.17%	0.65%	0.71%
Portfolio turnover rate(d)	46%	42%	70%	66%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Blend Fund 39

Notes to Financial Statements

1.	Organization

Prudential Jennison Blend Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and PGIM Jennison Blend Fund (the “Fund”) is the sole series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital growth.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Jennison Blend Fund  41

Notes to Financial Statements (continued)

comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or

PGIM Jennison Blend Fund  43

Notes to Financial Statements (continued)

loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.50% of average daily net assets to $500 million;	0.49%
0.475% of average daily net assets over $500 million to $1 billion;
0.45% of average daily net assets in excess of $1 billion

The Manager has contractually agreed, through December 31, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
Z	—
R6	0.68

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

PGIM Jennison Blend Fund  45

Notes to Financial Statements (continued)

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.30%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended August 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$156,208	$ 67
C	—	1,542

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$407,308,472	$499,477,810

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)

$ —	$ 71,982,357	$ 46,478,161	$ —	$ —	$25,504,196	25,504,196	$453,850

PGIM Institutional Money Market Fund(1)(b)(wi)

61,111,430	688,367,880	711,347,171	(9,492)	31,870	38,154,517	38,173,604	183,352(2)

$61,111,430	$760,350,237	$757,825,332	$(9,492)	$31,870	$63,658,713		$637,202

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$2,918,698	$13,451,744	$—	$16,370,442

PGIM Jennison Blend Fund  47

Notes to Financial Statements (continued)

For the year ended August 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$79,848,598	$122,185,826	$—	$202,034,424

For the year ended August 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$4,634,790	$24,586,213

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$667,980,870	$355,497,242	$(38,432,279)	$317,064,963

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 1,000,000,000 shares of common stock, $0.01 par value per share, designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	200,000,000
B	5,000,000
C	25,000,000
Z	340,000,000
T	100,000,000
R6	330,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of August 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	798	4.9%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	2	31.0

PGIM Jennison Blend Fund  49

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended August 31, 2023:
Shares sold	414,783	$8,177,943
Shares issued in reinvestment of dividends and distributions	824,769	15,249,974
Shares purchased	(4,599,896)	(88,960,660)
Net increase (decrease) in shares outstanding before conversion	(3,360,344)	(65,532,743)
Shares issued upon conversion from other share class(es)	24,461	481,063
Shares purchased upon conversion into other share class(es)	(148,093)	(2,893,617)
Net increase (decrease) in shares outstanding	(3,483,976)	$(67,945,297)

Year ended August 31, 2022:
Shares sold	741,476	$17,229,504
Shares issued in reinvestment of dividends and distributions	7,805,235	189,355,008
Shares purchased	(4,638,896)	(105,525,991)
Net increase (decrease) in shares outstanding before conversion	3,907,815	101,058,521
Shares issued upon conversion from other share class(es)	12,353	271,509
Shares purchased upon conversion into other share class(es)	(221,301)	(5,108,394)
Net increase (decrease) in shares outstanding	3,698,867	$96,221,636

Class C
Year ended August 31, 2023:
Shares sold	67,003	$1,058,037
Shares issued in reinvestment of dividends and distributions	7,204	106,841
Shares purchased	(81,081)	(1,247,691)
Net increase (decrease) in shares outstanding before conversion	(6,874)	(82,813)
Shares purchased upon conversion into other share class(es)	(24,793)	(386,840)
Net increase (decrease) in shares outstanding	(31,667)	$(469,653)

Year ended August 31, 2022:
Shares sold	97,873	$1,816,039
Shares issued in reinvestment of dividends and distributions	67,692	1,332,185
Shares purchased	(56,740)	(981,202)
Net increase (decrease) in shares outstanding before conversion	108,825	2,167,022
Shares purchased upon conversion into other share class(es)	(13,139)	(238,320)
Net increase (decrease) in shares outstanding	95,686	$1,928,702

Share Class	Shares	Amount

Class Z
Year ended August 31, 2023:
Shares sold	90,781	$1,830,133
Shares issued in reinvestment of dividends and distributions	40,127	745,565
Shares purchased	(345,596)	(6,696,865)
Net increase (decrease) in shares outstanding before conversion	(214,688)	(4,121,167)
Shares issued upon conversion from other share class(es)	138,661	2,729,424
Shares purchased upon conversion into other share class(es)	(6,931)	(139,978)
Net increase (decrease) in shares outstanding	(82,958)	$(1,531,721)

Year ended August 31, 2022:
Shares sold	44,715	$1,016,875
Shares issued in reinvestment of dividends and distributions	317,116	7,734,467
Shares purchased	(371,982)	(8,191,970)
Net increase (decrease) in shares outstanding before conversion	(10,151)	559,372
Shares issued upon conversion from other share class(es)	220,038	5,108,394
Shares purchased upon conversion into other share class(es)	(3,107)	(73,955)
Net increase (decrease) in shares outstanding	206,780	$5,593,811

Class R6
Year ended August 31, 2023:
Shares sold	6,238	$121,628
Shares issued in reinvestment of dividends and distributions	718	13,340
Shares purchased	(64,649)	(1,243,177)
Net increase (decrease) in shares outstanding before conversion	(57,693)	(1,108,209)
Shares issued upon conversion from other share class(es)	10,821	209,948
Net increase (decrease) in shares outstanding	(46,872)	$(898,261)

Year ended August 31, 2022:
Shares sold	27,164	$604,027
Shares issued in reinvestment of dividends and distributions	8,101	197,591
Shares purchased	(15,233)	(354,580)
Net increase (decrease) in shares outstanding before conversion	20,032	447,038
Shares issued upon conversion from other share class(es)	1,433	40,766
Net increase (decrease) in shares outstanding	21,465	$487,804

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022

PGIM Jennison Blend Fund  51

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 29, 2023 will provide a commitment of $1,200,000,000 through September 26, 2024. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For

PGIM Jennison Blend Fund  53

Notes to Financial Statements (continued)

example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies.

Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Jennison Blend Fund  55

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Jennison Blend Fund, Inc. and Shareholders of PGIM Jennison Blend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Blend Fund (the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the three years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2023, the Fund reports the maximum amount allowed per share, but not less than $0.28 for Class A, C, Z and R6 as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2023, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

Fund	QDI	DRD
PGIM Jennison Blend Fund, Inc.	100%	100%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2023.

PGIM Jennison Blend Fund 57

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Blend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Blend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Blend Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM Jennison Blend Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the trustee/director. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Blend Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Blend Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Blend Fund is the sole series of Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Blend Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.

•

The Board further considered that the Fund outperformed its peer group (ranking in the 32nd percentile) and performed within eight basis points of its benchmark index for the first quarter of 2023 and that the Fund also outperformed its peer group average for the three-year period ended March 31, 2023.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps annual fund operating expenses at 0.68% for Class R6 shares through December 31, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Blend Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the
Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.
The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Blend Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON BLEND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PBQAX	PRECX	PEQZX	PBQQX

CUSIP	74441T108	74441T306	74441T405	74441T603

MF101E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2023 and August 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $23,800 and $23,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(c) Tax Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(d) All Other Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed

$30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2022

4(b)	Not applicable.	Not applicable.

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2023 and August 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Blend Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 17, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	October 17, 2023